SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 31, 2001
                                                        -----------------

                              DIRECTPLACEMENT, INC.
              -----------------------------------------------------
              Exact name of registrant as specified in its charter)


   Delaware                       0-25449                         87-0401453
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(State or other                 (Commission                     (IRS Employer
jurisdiction of                 File Number)                 Identification No.)
Formation)



3655 Nobel Drive, Suite 540, San Diego, California                      92122
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     (Address of principal executive offices)                         (Zip Code)

        Registrant's telephone number, including area code (858) 623-1600
                                                           --------------

          -------------------------------------------------------------
          (Former name or former address, if changes since last report)

Item 4.  Changes In Registrant's Certifying Accountant
         ---------------------------------------------

         The Company advised the accounting firm of Nation Smith Hermes Diamond ("Nation Smith") on December 31, 2001, that its services were no longer required as of that date as the independent accountant to audit the Company's financial statements.

         The reports of Nation Smith on the Company's financial statements within the two most recent fiscal years or any subsequent interim period contain no adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles for the year ended December 31, 1999. However, the report was modified as to an uncertainty relative to going concern for the year ended December 31, 1999. The financial statements for the year ended December 31, 2000, were not audited by Nation Smith. The financial statements for the year ended December 31, 2000, were audited by Heyman & Associates, Inc.

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

         The Company's Board of Directors approved the dismissal of Nation
Smith.

         During the two most recent fiscal years and any subsequent interim period preceding Nation Smith's resignation, there were no disagreement(s) with Nation Smith on any matter of accounting principles or practice, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Nation Smith, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

         No "reportable events" (as defined in Item 304 (a) (1) (v) of Regulation S-K) occurred during the Company's two most recent fiscal years and any subsequent interim period preceding the dismissal of Nation Smith.

         The Company has requested that Nation Smith furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Nation Smith agrees with the above statements. A copy of such letter is attached hereto as Exhibit 16.1.

         The Company engaged Grant Thornton LLP ("Grant Thornton"), as its new independent accountants as of December 31, 2001. Prior to such date, the Company did not consult with Grant Thornton regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered by Grant Thornton on the Company's financial statements, or (iii) any other matter that was the subject of a disagreement between the Company and its auditor (as defined in Item 304(a)(1)(iv) of Regulation S-K and its related instructions) or a reportable event (as described in Item 304(a) (1)(v) of Regulation S-K).

Item 7.  Financial Statements and Exhibits
         ---------------------------------

16.1 Letter dated December 31, 2001, from the accounting firm of Nation Smith Hermes Diamond to the Company concerning the disclosure made in this Report on Form 8-K.

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

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.


                                       DIRECTPLACEMENT, INC.



                                       By: /s/ BRIAN M. OVERSTREET
                                           -------------------------------------
                                           Name:  Brian M. Overstreet
                                           Title: President and Chief Executive
                                                  Officer


Dated:  January 8, 2002


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